UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): October 20, 2004

                                      Wyeth
             (Exact name of registrant as specified in its charter)



      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     On October 20, 2004, Wyeth announced its Earnings Results for the
2004 Third Quarter and First Nine Months. Attached hereto as Exhibit 99 and incorporated to this Item 2.02 by reference is the related press release.

     This Current Report on Form 8-K is being posted on the Investor Relations section of Wyeth's internet website (www.wyeth.com).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WYETH

                                         By:   /s/ Paul J. Jones
                                                Paul J. Jones
                                               Vice President and
                                               Controller
                                               (Duly Authorized Signatory)


Dated:  October 20, 2004

                               EXHIBIT INDEX

Exhibit No. Description

   99 Press Release dated October 20, 2004, reporting Wyeth's Earnings Results for the 2004 Third Quarter and First Nine Months.